[ ** ]

[ ** ]

[ ** ]

List of Contract Documents, Exhibits, or Attachments W911SR26FA005 Page27 of27 Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES

NOTE: OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, AND 30.

			1. REQUISITION NUMBER W56XNH0012382376	PAGE 1 OF 27
2. CONTRACT NUMBER W911SR24D0001	3. AWARD/EFFECTIVE DATE 1/8/2026	4. ORDER NUMBER W911SR26FA005	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
7. FOR SOLICITATION INFORMATION CALL:	a. NAME MEA JOHNSON		b. TELEPHONE NUMBER *(No collect calls)* [**]	8. OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY CODE W911SR

W6QK ACC-APG
EDGEWOOD CONTRACTING DIV KO, 8456 BRIGADE STREET
ABERDEEN PROVING GROU, MD 21010-5424
UNITED STATES
BRIAN MAZEN, CONTRACTING OFFICER EMAIL: BRIAN.E.MAZEN.CIV@ARMY.MIL TELEPHONE: [**]

10. THIS ACQUISITION IS [X] UNRESTRICTED OR [ ] SET ASIDE: % FOR:
[ ] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS (SDVOSB)
[ ] WOMEN-OWNED SMALL BUSINESS (WOSB)
[ ] ECONOMICALLY DISADVANTAGED WOMEN-OWNED SMALL BUSINESS (EDWOSB)
[ ] 8(A)

NORTH AMERICAN INDUSTRY CLASSIFICATION STANDARD (NAICS): 325411
SIZE STANDARD:

11. DELIVERY FOR FREE ON BOARD (FOB) DESTINATION UNLESS BLOCK IS MARKED
[X] SEE SCHEDULE

12. DISCOUNT TERMS
NET DAYS 30

13a. THIS CONTRACT IS A [ ] RATED ORDER UNDER THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM - DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION [ ] REQUEST FOR QUOTE (RFQ) [ ] INVITATION FOR BID (IFB) [ ] REQUEST FOR PROPOSAL (RFP)

15. DELIVER TO CODE

SEE CONTINUATION

16. ADMINISTERED BY CODE W911SR

RDECOM ACQUISITION CENTER
110 THOMAS JOHNSON DR
FREDERICK, MD 21702

SCD: PAS:

17a. CONTRACTOR/ OFFEROR CODE 1H0B6 FACILITY CODE

EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD
LANSING, MI 48906-2933
UNITED STATES

TELEPHONE NUMBER

[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY CODE HQ0490

DFAS-INDY VP GFEBS
8899 E 56TH STREET
INDIANAPOLIS, IN 46249-3800
US

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NUMBER	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	SEE CONTINUATION				
	(Use Reverse and/or Attach Additional Sheets as Necessary)				

25. ACCOUNTING AND APPROPRIATION DATA
SEE CONTINUATION

26. TOTAL AWARD AMOUNT *(For Government Use Only)*
USD 21,534,000.00

[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE (FEDERAL ACQUISITION REGULATION) FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED

[X] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [X] ARE [ ] ARE NOT ATTACHED

[X] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

[ ] 29. AWARD OF CONTRACT: REFERENCE ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR [**] [**]		31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)* MAZEN.BRIAN.E.1387647780 Digitally signed by MAZEN.BRIAN.E.1387647780 Date: 2026.01.08 07:45:29 -05'00'	
30b. NAME AND TITLE OF SIGNER *(Type or print)* SVP, Products Business	30c. DATE SIGNED 01/07/2026	31b. NAME OF CONTRACTING OFFICER *(Type or print)* Brian Mazen / Contracting Officer	31c. DATE SIGNED

Solicitation/Contract Form Continuation

Instrument Name: Procurement of BioThrax AVA doses.

Delivery Order 02

1. Delivery Order (DO) W911SR-26-F-A005 is awarded to Emergent Biodefense Operations Lansing LLC., to delivery of AVA doses.

2. This DO shall consist of a base and 2 option periods as follows

Base Year: To be delivered before - 30 September 2026

Option Year 1: To be delivered before 30 September 2027

Option Year 2: To be delivered before 30 September 2028

3. Pursuant to DFAR 252.232-7007, Limitation of Government's Obligation, initial funding will be obligated in the amount of [**]

4. Items will be delivered on or before 30 September 2026 to:

MUrtech Inc.

820 Cromwell Park Dr, STE J

Glen Burnie MD 21061-2574

*** END OF NARRATIVE 1 ***

Continuation of Supplies or Services and Prices/Costs

Additional Information/Notes

Item	Supplies/Service	Quantity	Unit	Unit Price	Amount
0001	BioThrax (Anthrax Vaccine Absorbed). The contract shall provide the quantity of doses of BioThrax (Anthrax Vaccine Absorbed) as specified in each Delivery Order. Pricing Arrangement: Firm Fixed Price	[**]	Each	USD [**]	Firm Price USD [**]
000101	Funding in support of CLIN 001 ACRN: AA PR Number: W56XNH0012382376PR Line Item Number: 0001				Funded Amount USD [**]
0002	CDRL A001 Quarterly Reports The contract shall provide data report as specified in the Contract Data requirement list A001 and in the performance Work Statement, Section Meeting and Reporting Requirements Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced	
0003	CDRL A002 Risk Mitigation Plan The contract shall provide data report as specified in the Contract Data requirement list A002 and in the performance Work Statement, Section 5 Risk. Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced	

Option Line Item 0004	BioThrax (Anthrax Vaccine Absorbed). The contract shall provide the quantity of doses of BioThrax (Anthrax Vaccine Absorbed) as specified in each Delivery Order. Pricing Arrangement: Firm Fixed Price	[**]	Each	USD [**]	Firm Price USD [**]
0005	CDRL A001 Quarterly Reports The contract shall provide data report as specified in the Contract Data requirement list A001 and in the performance Work Statement, Section Meeting and Reporting Requirements Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced	
0006	CDRL A002 Risk Mitigation Plan The contract shall provide data report as specified in the Contract Data requirement list A002 and in the performance Work Statement, Section 5 Risk. Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced	
Option Line Item 0007	BioThrax (Anthrax Vaccine Absorbed). The contract shall provide the quantity of doses of BioThrax (Anthrax Vaccine Absorbed) as specified in each Delivery Order. Pricing Arrangement: Firm Fixed Price	[**]	Each	USD [**]	Firm Price USD [**]
0008	CDRL A001 Quarterly Reports The contract shall provide data report as specified in the	1	Each	Not Separately Priced	

	Contract Data requirement list A001 and in the performance Work Statement, Section Meeting and Reporting Requirements Pricing Arrangement: Firm Fixed Price				
0009	CDRL A002 Risk Mitigation Plan The contract shall provide data report as specified in the Contract Data requirement list A002 and in the performance Work Statement, Section 5 Risk. Pricing Arrangement: Firm Fixed Price	1	Each	Not Separately Priced	

Continuation of Description

0001
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0002
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0003
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

Option Line Item 0004
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0005
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0006
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

Option Line Item 0007
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0008
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

0009
Product Service Code : 6505
North American Industry Classification System (NAICS) : 325411

Continuation of Packaging and Marking

Continuation of Inspection and Acceptance

Overall Contract Inspection/Acceptance Locations

0001	Inspection and Acceptance Location Both Source Instructions: Delivery information: Murtech Inc. MANN 820 Cromwell Park Drive, STE J Glen Burnie MD. 21061-2574 DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**]

Continuation of Deliveries or Performance

0001	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2026 **Quantity** [**] **Address and POC** Ship To DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] Service Performance Site DoDAAC: W56XNH **Mark for Party** Mark for Party DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Bob Murtha Email: bmurtha@murtech.us Telephone: [**] **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Government Point Type: Origin (Shipping Point)

000101	**Quantity** **Address and POC** **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Government Point Type: Origin (Shipping Point)
0002	**Quantity** 1 Each **Address and POC** Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Contractor Point Type: Destination
0003	**Quantity** 1 Each **Address and POC** Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details

	Party to Pay Transportation Cost: Contractor Point Type: Destination
Option Line Item 0004	**Delivery Schedule** Delivery Before Delivery Date 30 Sep 2027 **Quantity** [**] **Address and POC** Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Government Point Type: Origin (Shipping Point)
0005	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2027 **Quantity** 1 Each **Address and POC** Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06)

	JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Contractor Point Type: Destination
0006	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2027 **Quantity** 1 Each **Address and POC** Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] Service Performance Site DoDAAC: W56XNH **Mark for Party**

	Special Handling/Notes FoB Details Party to Pay Transportation Cost: Contractor Point Type: Destination
Option Line Item 0007	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2028 **Quantity** [**] **Address and POC** Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Government Point Type: Origin (Shipping Point)
0008	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2028 **Quantity** 1 Each

	Address and POC Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**] Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Contractor Point Type: Destination
0009	**Delivery Schedule** Delivery On Or Before Delivery Date 30 Sep 2028 **Quantity** 1 Each **Address and POC** Service Performance Site DoDAAC: W56XNH CountryCode: USA W6DZ JPMO CBD JPMO MCS (06) JOINT PGM MNGR CHEM BIO MED SYS, 1564 FREEDMAN DRIVE FORT DETRICK, MD 21702-9226 UNITED STATES Kevin Watts Email: Kevin.W.Watts2.civ@army.mil Telephone: [**]

	Service Performance Site DoDAAC: W56XNH **Mark for Party** **Special Handling/Notes** FoB Details Party to Pay Transportation Cost: Contractor Point Type: Destination

Continuation of Accounting and Appropriation Data

ACRN	LOA	Total Amount
AA	^^^021^2025^2026^^2040^000^^255^R^060480 7A^^^^^^^021001^A5XAH^^A.00 12510.9.3.1^^6100.255Y^^654807849FL8D^	USD [**]

Line Item	R/MIPR - PR Line Item#	CIN	Amount
INFOSLIN 000101	W56XNH0012382376 - 0001		USD [**]

Contract Clauses

DFARS Clauses Incorporated by Full Text

Number	Title	Effective Date	Alternate Deviation	Variation Effective Date
252.232-7006	Wide Area WorkFlow Payment Instructions.	2023-01		

WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023)

(a) Definitions. As used in this clause-

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall-

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment

requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items-

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

COMBO

(Contracting Officer: Insert applicable invoice and receiving report document type(s) for fixed price line items that require shipment of a deliverable.)

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

____

(Contracting Officer: Insert either "Invoice 2in1" or the applicable invoice and receiving report document type(s) for fixed price line items for services.)

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2)) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0490
Issue By DoDAAC	W911SR
Admin DoDAAC	W911SR
Inspect By DoDAAC	W56XNH
Ship To Code	W56XNH
Ship From Code	1H0B6
Mark For Code	_____
Service Approver (DoDAAC)	_____
Service Acceptor (DoDAAC)	_____
Accept at Other DoDAAC	_____
LPO DoDAAC	_____
DCAA Auditor DoDAAC	_____
Other DoDAAC(s)	_____

(*Contracting Officer: Insert applicable DoDAAC information. If multiple ship to/acceptance locations apply, insert "See Schedule" or "Not applicable.")

(**Contracting Officer: If the contract provides for progress payments or performance-based payments, insert the DoDAAC for the contract administration office assigned the functions under FAR 42.302(a)(13).)

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

Email Contracting Officer Representative (COR): Kevin Watts, Kevin.W.Watts2.civ@army.mil

(Contracting Officer: Insert applicable information or "Not applicable.")

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

Addendum to 52.212-4, Contract Terms and Conditions - Commercial Products and Commercial Services

Contract Terms and Conditions Required To Implement Statutes or Executive Orders — Commercial Products and Commercial Services

Addendum to Contract Clauses

FAR Clauses Incorporated by Full Text

Number	Title	Effective Date	Alternate Deviation	Variation Effective Date
52.217-7	Option for Increased Quantity-Separately Priced Line Item.	1989-03		

Option for Increased Quantity-Separately Priced Line Item (Mar 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days [insert in the clause the period of time in which the Contracting Officer has to exercise the option]. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

DFARS Clauses Incorporated by Full Text

Number	Title	Effective Date	Alternate Deviation	Variation Effective Date
252.232-7007	Limitation of Government's Obligation.	2014-04		

LIMITATION OF GOVERNMENT'S OBLIGATION (APR 2014)

(a) Contract line item(s) 0001-0009[Contracting Officer insert after negotiations] is/are incrementally funded. For this/these item(s), the sum of $ [**] [Contracting Officer insert after negotiations] of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.

(b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure

to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) and (e) of this clause.

(h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract	$ $[**]
(month) (day), (year) _____	$ _____
(month) (day), (year) _____	$ _____
(month) (day), (year) _____	$ _____

(End of clause)

List of Contract Documents, Exhibits, or Attachments

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.